UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 23, 2022

FS CREDIT OPPORTUNITIES CORP.

(Exact name of Registrant as specified in its charter)

Maryland	811-22802	46-1882356
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Rouse Boulevard Philadelphia, Pennsylvania		19112
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosures.

Completion of Conversion to Maryland Corporation

On March 23, 2022, FS Global Credit Opportunities Fund, a Delaware statutory trust, completed its conversion into a Maryland corporation and changed its name to FS Credit Opportunities Corp. (the “Company”, and such conversion, the “Conversion”).

In connection with the Conversion, the Company filed (a) a Certificate of Conversion with the Delaware Secretary of State, (b) Articles of Conversion with the Maryland State Department of Assessments and Taxation, and (c) Articles of Incorporation with the Maryland State Department of Assessments and Taxation, and each became immediately effective.

The Articles of Incorporation of the Company, effective as of March 23, 2022, is furnished as Exhibit 99.1 to this Form 8-K and the Bylaws of the Company, effective as of March 23, 2022, is furnished as Exhibit 99.2 to this Form 8-K. A summary description of the Company’s securities, after giving effect to the Conversion, is furnished as Exhibit 99.3 to this Form 8-K.

Cautionary Statement Concerning Forward-Looking Statements

Statements included herein may constitute “forward-looking” statements as that term is defined in Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements with regard to future events or the future performance or operations of the Company. Words such as “intends,” “will,” “expects,” and “may” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements. Factors that could cause actual results to differ materially include changes in the economy, geo-political risks, risks associated with possible disruption to the Company’s operations or the economy generally due to hostilities, terrorism, natural disasters or pandemics such as COVID-19, future changes in laws or regulations and conditions in the Company’s operating area, unexpected costs, the ability of the Company to complete the listing, the price at which the Company’s shares of common stock may trade on the New York Stock Exchange and such other factors that are disclosed in the Company’s filings with the Securities and Exchange Commission (the “SEC”). The inclusion of forward-looking statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. Any forward-looking statements speak only as of the date of this communication. Except as required by federal securities laws, the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Important Information

The Company, its directors and certain of its officers may be deemed to be participants in the solicitation of proxies from stockholders in connection with the matters to be considered at the Company’s 2022 annual meeting (the “2022 Annual Meeting”). The Company intends to file a proxy statement with the SEC in connection with any such solicitation of proxies from stockholders. Stockholders are strongly encouraged to read any such proxy statement when it becomes available as it will contain important information. Information regarding the identity of potential participants, and their direct or indirect interests in the Company, by security holdings or otherwise, will be set forth in the proxy statement and any other materials to be filed with the SEC in connection with the 2022 Annual Meeting. Stockholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Company’s website at https://fsinvestments.com/investments/all-investments/fsgco/.

The information in this Current Report on Form 8-K is for informational purposes only and is neither an offer to buy nor the solicitation of an offer to sell any securities of the Company. The potential tender offer previously described by the Company in the Form 8-K filed on March 7, 2022 (the “Previous 8-K”) has not yet commenced, and there can be no assurances that the Company will commence the tender offer on the terms and conditions previously described in the Previous 8-K or at all. If the Company commences the tender offer, the tender offer will be made solely by an offer to purchase, the letter of transmittal and related materials, as they may be amended or supplemented. Stockholders should read the Company’s commencement tender offer statement on Schedule TO, expected to be filed with the SEC in connection with the tender offer, which will include as exhibits the offer to purchase, the letter of transmittal and related materials, as well as any amendments or supplements to the Schedule TO when they become available, because they will contain important information related to the potential tender offer. If the Company commences the tender offer, each of these documents will be filed with the SEC, and, when available, stockholders may obtain them for free from the SEC at its website (http://www.sec.gov).

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT NUMBER

Exhibit 99.1	Articles of Incorporation

Exhibit 99.2	Bylaws

Exhibit 99.3	Description of Securities

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Credit Opportunities Corp.

Date: March 23, 2022	By:	/s/ Stephen S. Sypherd
Stephen S. Sypherd
Vice President, Treasurer and Secretary